UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

NORTHSTAR REALTY FINANCE CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

To the Stockholders of NorthStar Realty Finance Corp.:

        It is my pleasure to invite you to NorthStar Realty Finance Corp.'s 2009 Annual Meeting of Stockholders.

        The 2009 annual meeting of stockholders of NorthStar Realty Finance Corp., a Maryland corporation (the "Company"), will be held at the New York Palace Hotel at 455 Madison Avenue, Roswell Room—Villard Mansion, 4th Floor, New York, New York on May 21, 2009, beginning at 10:00 a.m., local time.

        This booklet includes a notice of meeting, a proxy statement, proxy card, self-addressed envelope, and Annual Report to Stockholders for the fiscal year ended December 31, 2008.

        It is important that your shares be represented at the annual meeting regardless of the size of your securities holdings. Whether or not you plan to attend the annual meeting in person, please complete, date and sign the proxy card. Return it promptly in the envelope provided, which requires no postage if mailed in the United States. If you are the record holder of your shares and you attend the annual meeting, you may withdraw your proxy and vote in person, if you so choose.

        We look forward to seeing you at the meeting.

Sincerely,

DAVID T. HAMAMOTO Chairman and Chief Executive Officer

April 24, 2009

New York, New York

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 21, 2009

To the Stockholders of NorthStar Realty Finance Corp.:

        The 2009 annual meeting of stockholders of NorthStar Realty Finance Corp., a Maryland corporation (the "Company"), will be held at the New York Palace Hotel at 455 Madison Avenue, Roswell Room—Villard Mansion, 4th Floor, New York, New York on May 21, 2009, beginning at 10:00 a.m., local time. The matters to be considered and voted upon by stockholders at the annual meeting, which are described in detail in the accompanying proxy statement, are:

  1)
  a proposal to elect six directors, each to serve until the 2010 annual meeting of stockholders and until his or her successor is duly elected and qualified;

  2)
  a proposal to ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year 2009; and

  3)
  any other business that may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

        This notice is accompanied by the Company's proxy statement, proxy card, self-addressed envelope, and the Company's Annual Report to Stockholders for the year ended December 31, 2008.

        Stockholders of record at the close of business on April 21, 2009 will be entitled to notice of and to vote at the annual meeting. Whether or not you plan to attend the annual meeting in person, please complete, date and sign the proxy card. Return it promptly in the envelope provided, which requires no postage if mailed in the United States. If you are the record holder of your shares and you attend the annual meeting, you may withdraw your proxy and vote in person, if you so choose.

By Order of the Board of Directors
ALBERT TYLIS Executive Vice President, General Counsel and Secretary

April 24, 2009
New York, New York

Stockholders are invited to visit the Corporate Governance section of our web site at www.nrfc.com.

NorthStar Realty Finance Corp.
399 Park Avenue
New York, New York 10022
(212) 547-2600

PROXY STATEMENT

FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 21, 2009

i

GENERAL INFORMATION CONCERNING SOLICITATION AND VOTING

        This proxy statement and the accompanying proxy card and notice of annual meeting are provided in connection with the solicitation of proxies by and on behalf of the board of directors of NorthStar Realty Finance Corp., a Maryland corporation, for use at the 2009 annual meeting of stockholders to be held on May 21, 2009, at 10:00 a.m., local time, and any adjournments or postponements thereof. "We," "our," "us," and "the Company" each refers to NorthStar Realty Finance Corp. We conduct substantially all of our operations and make our investments through our operating partnership, of which we are the sole general partner. References to our operating partnership refer to NorthStar Realty Finance Limited Partnership, and references to operating partnership units refer to limited partnership interests in NorthStar Realty Finance Limited Partnership.

        The mailing address of our executive office is 399 Park Avenue, New York, New York 10022. This proxy statement, the accompanying proxy card and the notice of annual meeting are first being mailed to holders of our common stock, par value $0.01 per share, on or about April 24, 2009. Our common stock is the only security entitled to vote at the annual meeting, and we refer to this security in this proxy statement as our voting securities. Along with this proxy statement, we are also sending our Annual Report to Stockholders for the fiscal year ended December 31, 2008.

        A proxy may confer discretionary authority to vote with respect to any matter presented at the annual meeting. As of the date of this proxy statement, management has no knowledge of any business that will be presented for consideration at the annual meeting and that would be required to be set forth in this proxy statement or the related proxy card other than the matters set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented at the annual meeting for consideration, it is intended that the persons named in the enclosed proxy card and acting thereunder will vote in accordance with their discretion on any such matter.

        Grant Thornton LLP, an independent registered public accounting firm, has provided services to us during the past fiscal year, which included the examination of our annual report on Form 10-K, review of our quarterly reports, review of registration statements and filings with the Securities and Exchange Commission. A representative of Grant Thornton LLP is expected to be present at the annual meeting, will be available to respond to appropriate questions from our stockholders and will be given an opportunity to make a statement if he or she desires to do so.

Matters to be Considered and Voted Upon at the Annual Meeting

        At the annual meeting, our stockholders will consider and vote upon:

  1)
  a proposal to elect six directors, each to serve until the 2010 annual meeting of stockholders and until his or her successor is duly elected and qualifies;

  2)
  a proposal to ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year 2009; and

  3)
  any other business that may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

Solicitation of Proxies

        The enclosed proxy is solicited by and on behalf of our board of directors. The expense of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by us. In addition to the use of the mail, proxies may be solicited by officers and directors, without additional remuneration, by personal interview, telephone, electronic communications or otherwise. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record, as of the close of business, on April 21, 2009 and will provide reimbursement for the cost of forwarding the material.

Stockholders Entitled To Vote

        As of the close of business on April 21, 2009, there were 66,787,592 shares of our common stock outstanding and entitled to vote. Each share of our common stock entitles the holder to one vote. Stockholders of record at the close of business on April 21, 2009, are entitled to vote at the annual meeting or any adjournment or postponement thereof.

Abstentions and Broker Non-Votes

        Abstentions and broker non-votes will be counted in determining the presence of a quorum. "Broker non-votes" occur when a bank, broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because it does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Under the rules of the New York Stock Exchange, banks, brokers and other nominees who hold shares in "street name" may have the authority to vote on certain matters when they do not receive instructions from beneficial owners. Banks, brokers and other nominees that do not receive instructions are entitled to vote on the election of directors and the ratification of the independent registered public accounting firm.

Required Quorum/Vote

        A quorum will be present if stockholders entitled to cast a majority of all the votes entitled to be cast at the annual meeting are present, in person or by proxy. If you hold your shares in your own name as holder of record and return a valid proxy or attend the annual meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the annual meeting may be adjourned by the chairman of the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

        Election of the director nominees named in Proposal No. 1 requires the affirmative vote of a plurality of the votes cast in the election of directors at the annual meeting by holders of our voting securities. The candidates receiving the highest number of affirmative votes will be elected directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of the board of directors' nominees named in Proposal No. 1. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any one or more of them. A vote "withheld" or a broker non-vote, if any, will not be counted as having been voted and will have no effect on the outcome of the vote on the election of directors. Stockholders may not cumulate votes in the election of directors.

        Ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2009, as specified in Proposal No. 2, requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting by holders of our voting securities. If this selection is not ratified by holders of our voting securities, the Audit Committee may reconsider its appointment and endorsement, respectively. Abstentions and broker non-votes, if any, will not be counted as having been voted and will have no effect on the outcome of the vote for this proposal. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company.

        If the enclosed proxy is properly executed and returned to us in time to be voted at the annual meeting, it will be voted as specified on the proxy unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of our voting securities represented by the proxy will be voted as follows:

  1)
  FOR the election of each of the nominees to our board of directors;

  2)
  FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year 2009; and

  3)
  in the discretion of the proxy holder on any other business that properly comes before the annual meeting or any adjournment or postponement thereof.

        As of the date of this proxy statement, we are not aware of any other matter to be raised at the annual meeting.

Voting

        If you hold your shares of our voting securities in your own name as a holder of record, you may instruct the proxies to vote your shares by signing, dating and mailing the proxy card in the postage-paid envelope provided. In addition, you may vote your shares of our voting securities in person at the annual meeting.

        If your shares of our voting securities are held on your behalf by a broker, bank or other nominee, you will receive instructions from such individual or entity that you must follow in order to have your shares voted at the annual meeting.

Right to Revoke Proxy

        If you hold shares of our voting securities in your own name as a holder of record, you may revoke your proxy instructions through any of the following methods:

  •
  send written notice of revocation, prior to the date of the annual meeting, to our Secretary, at 399 Park Avenue, New York, New York 10022;

  •
  sign and mail a new, later dated proxy card to our Secretary at the address specified above that is received prior to the date of the annual meeting; or

  •
  attend the annual meeting and vote your shares in person.

        If shares of our voting securities are held on your behalf by a broker, bank or other nominee, you must contact it to receive instructions as to how you may revoke your proxy instructions.

Copies of Annual Report to Stockholders

        A copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2008 is being mailed to stockholders entitled to vote at the annual meeting with these proxy materials and is also available without charge to stockholders upon written request to: NorthStar Realty Finance Corp., 399 Park Avenue, New York, New York 10022, Attn: General Counsel.

Annual Report and Quarterly Reports

        We make available free of charge through our website at www.nrfc.com under the heading "Investor Relations" our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the Securities and Exchange Commission ("SEC"). Further, we will provide, without charge to each stockholder upon written request, a copy of our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and all amendments to those reports. Requests for copies should be addressed to: NorthStar Realty Finance Corp., 399 Park Avenue, New York, New York 10022, Attn: General Counsel. Copies may also be accessed electronically by means of the SEC home page on the Internet, at www.sec.gov. Neither our Annual Report on Form 10-K for the year ended December 31, 2008, nor our Annual Report to Stockholders for 2008, is part of the proxy solicitation materials.

Householding Information

        We have adopted a procedure approved by the SEC called "householding." Under this procedure, stockholders of record who have the same last name and address will receive only one copy of our

Annual Report to Stockholders for 2008, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Also, householding will not in any way affect dividend check mailings.

        If you participate in householding and wish to receive a separate copy of our Annual Report to Stockholders for 2008, please request a copy in writing from NorthStar Realty Finance Corp., 399 Park Avenue, New York, New York 10022, Attn: General Counsel, and a copy will be provided to you promptly.

        If you do not wish to continue participating in householding and prefer to receive separate copies of future annual reports to stockholders and other stockholder communications, notify our General Counsel in writing at the following address: NorthStar Realty Finance Corp., 399 Park Avenue, New York, New York 10022.

        If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our Annual Report to Stockholders for 2008, and you wish to receive only a single copy for your household, please contact our General Counsel as indicated above.

Voting Results

        American Stock Transfer & Trust Company will have a representative present at the annual meeting and count the votes and act as the Inspector of Election. We will publish the voting results in our Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2009, which we plan to file with the SEC in August 2009.

Confidentiality of Voting

        We will keep all proxies, ballots and voting tabulations confidential. We will permit only our Inspector of Election, American Stock Transfer & Trust Company, to examine these documents.

Recommendations of the Board of Directors.

        The board of directors recommends a vote:

  1)
  FOR the election of each of the nominees to our board of directors;

  2)
  FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year 2009; and

  3)
  in the discretion of the proxy holder on any other business that properly comes before the annual meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the 2009 Annual Meeting of Stockholders to be Held on May 21, 2009.

        The Company's Proxy Statement for the 2009 Annual Meeting of Stockholders and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 are available at www.nrfcproxy.com.

BOARD OF DIRECTORS

General

        Our board of directors presently consists of six members. At the annual meeting, stockholders will vote on the election of Messrs. C. Preston Butcher, David T. Hamamoto, Wesley D. Minami, Louis J. Paglia and Frank V. Sica and Ms. Judith A. Hannaway, for a one-year term ending at the 2010 annual meeting of stockholders and until their successors are duly elected and qualify.

        The following table sets forth information concerning our directors, as of the date of this proxy statement.

Current Directors Who are Nominees for Reelection

Name	Age
C. Preston Butcher	70
David T. Hamamoto	49
Judith A. Hannaway	57
Wesley D. Minami	52
Louis J. Paglia	51
Frank V. Sica	58

        Set forth below is biographical information regarding each of our directors.

        C. Preston Butcher.    Mr. Butcher has been one of our directors since September 2004. Since 1998, he has been Chairman and Chief Executive Officer of Legacy Partners (formerly known as Lincoln Property Company N.C., Inc.), a real estate and development and management firm, in Foster City, California. Legacy Partners develops and manages income property in the western United States. From 1967 to 1998, Mr. Butcher served as President, Chief Executive Officer and Regional Partner of Lincoln Property Company N.C., Inc. Mr. Butcher co-founded, formerly served as Chairman of the Board of Directors, and presently serves on the Executive Committee of the National Multi-Housing Council, a national trade association whose members are the major apartment owners and managers throughout the United States. He also co-founded and currently serves as a Director of the California Housing Council. He is a director of the Charles Schwab Corp., a securities brokerage and related financial services firm. He received his B.S. in Electrical Engineering from the University of Texas at Austin.

        David T. Hamamoto.    Mr. Hamamoto has been our Chairman since October 2007 and one of our directors, our President and Chief Executive Officer since October 2004. Mr. Hamamoto co-founded NorthStar Capital Investment Corp. in July 1997, having co-founded and previously been a partner and co-head of the Real Estate Principal Investment Area at Goldman, Sachs & Co. In 1988, Mr. Hamamoto initiated the effort to build a real estate principal investment business at Goldman, Sachs & Co. under the auspices of the Whitehall Funds. Mr. Hamamoto currently serves as Chairman of the Board of Directors of Morgans Hotel Group Co., a public global hotel management and ownership company focused on the boutique sector. Mr. Hamamoto received a B.S. from Stanford University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania.

        Judith A. Hannaway.    Ms. Hannaway has been one of our directors since September 2004. Currently, Ms. Hannaway is a consultant to various financial institutions. Previously, Ms. Hannaway was employed by Scudder Investments, a wholly-owned subsidiary of Deutsche Bank Asset Management, as a Managing Director. Ms. Hannaway joined Scudder Investments in 1994 and was responsible for Special Product Development including closed end funds, off-shore funds and REIT funds. Prior to joining Scudder Investments, Ms. Hannaway was employed by Kidder Peabody as a Senior Vice President in Alternative Investment Product Development. She joined Kidder Peabody in 1980 as a Real-Estate Product Manager. Ms. Hannaway received her B.A. from Newton College of the Sacred Heart and an M.B.A. from Simmons College Graduate Program in Management.

        Wesley D. Minami.    Mr. Minami has been one of our directors since September 2004. Since 2003, he has been President of Billy Casper Golf LLC. From 2001 to 2002, he served as President of Charles E. Smith Residential Realty, Inc., a REIT that was listed on the New York Stock Exchange. In this capacity, Mr. Minami was responsible for the development, construction, acquisition and property management of over 22,000 high-rise apartments in five major U.S. markets. He resigned from this position after completing the transition and integration of Charles E. Smith Residential Realty, Inc. from an independent public company to a division of Archstone-Smith, an apartment company listed on the New York Stock Exchange. From 1997 to 2001, Mr. Minami worked as Chief Financial Officer and then Chief Operating Officer of Charles E. Smith Residential Realty, Inc. Prior to 1997, Mr. Minami served in various financial service capacities for numerous entities, including Ascent Entertainment Group, Comsat Corporation, Oxford Realty Services Corporation and Satellite Business Systems. Mr. Minami serves as a director of Ashford Hospitality Trust. Mr. Minami earned his B.A. in Economics, with honors, from Grinnell College and his M.B.A. in Finance from the University of Chicago.

        Louis J. Paglia.    Mr. Paglia has been one of our directors since February 2006. From April 2002 to March 2006, Mr. Paglia was the Executive Vice President of UIL Holdings Corporation, an electric utility, contracting and energy infrastructure company. Mr. Paglia was also President of UIL Holdings' investment subsidiaries. From July 2002 through April 2005, Mr. Paglia also served as UIL Holdings' Chief Financial Officer. From 1999 to 2001, Mr. Paglia was Executive Vice President and Chief Financial Officer of eCredit.com, a credit evaluation software company. Prior to 1999, Mr. Paglia served as the Chief Financial Officer for TIG Holdings Inc. and Emisphere Technologies, Inc. Mr. Paglia received a B.S. from Massachusetts Institute of Technology and an M.B.A. from the Wharton School of Business at the University of Pennsylvania.

        Frank V. Sica.    Mr. Sica has been one of our directors since September 2004. Since 2006, he has also served as a Managing Director at Tailwind Capital, a private equity firm. From 2004 to 2005, Mr. Sica was a Senior Advisor to Soros Private Funds Management LLC. During that period he was also President of Menemsha Capital Partners, Ltd., a private investment firm. From 2000 to 2003, Mr. Sica was President of Soros Private Funds Management LLC, the management company for the Private Equity and Real Estate activities of Soros Fund Management, LLC. In 1998, Mr. Sica joined Soros Fund Management, where he was a Managing Director responsible for Soros' private equity investments. From 1988 to 1998, Mr. Sica was a Managing Director at Morgan Stanley Dean Witter & Co. In 1996, he was elevated to Co-CEO of Morgan Stanley's Merchant Banking Division. From 1981 to 1988, Mr. Sica was in the Mergers and Acquisitions Group at Morgan Stanley. Mr. Sica is a Director of CSG Systems, Inc., JetBlue Airways, Kohl's Corporation and Safe Bulkers, Inc. Mr. Sica is also a Trustee of Wesleyan University, a member of the Board of Overseers for the Amos Tuck School of Business at Dartmouth College, a board member of the Cancer Research Institute and a member of the Board of Governors of Lawrence Hospital Center.

Corporate Governance Profile

        We are committed to good corporate governance practices and, as such, we have adopted the formal corporate governance guidelines and codes of ethics discussed below to enhance our effectiveness.

Code of Ethics for Senior Financial Officers

        We have adopted a senior officer code of ethics applicable to our Chief Executive Officer, Chief Financial Officer and all other senior financial officers of the Company. The code is available on our website at www.nrfc.com under the heading "Investor Relations—Corporate Governance." Amendments to, and waivers from, the senior financial officer code of ethics will be disclosed on our website at www.nrfc.com under the heading "Investor Relations—Corporate Governance."

Code of Business Conduct and Ethics

        We have adopted a code of corporate ethics relating to the conduct of our business by our employees, officers and directors. We intend to maintain the highest standards of ethical business practices and compliance with all laws and regulations applicable to our business, including those relating to doing business outside the United States. Specifically, among other things, our code of ethics prohibits payments, directly or indirectly, to any foreign official seeking to influence such official or otherwise obtain an improper advantage for our business. The code is available on our website at www.nrfc.com under the heading "Investor Relations—Corporate Governance" and is also available without charge to stockholders upon written request to: NorthStar Realty Finance Corp., 399 Park Avenue, New York, New York 10022, Attn: General Counsel.

Corporate Governance Guidelines

        We have adopted corporate governance guidelines to assist the board of directors in the exercise of its responsibilities. The guidelines govern, among other things, board member qualifications, responsibilities, education and management succession. A copy of the corporate governance guidelines may be found on our website at www.nrfc.com under the heading "Investor Relations—Corporate Governance" and are also available without charge to stockholders upon written request to: NorthStar Realty Finance Corp., 399 Park Avenue, New York, New York 10022, Attn: General Counsel.

Board Committees

        Our board of directors has appointed an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee and each of these committees has adopted a charter. Each of these committees is composed exclusively of independent directors, as defined by the listing standards of the New York Stock Exchange. Moreover, the Compensation Committee is composed exclusively of individuals referred to as "non-employee directors" in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors" in section 162(m) of the Internal Revenue Code.

        During the year ended December 31, 2008, the board of directors met on eleven occasions. Each director then serving attended at least 75% of the aggregate number of meetings of the board of directors and all committees on which they served.

        The following table shows the current membership of the various committees:

Audit	Compensation	Nominating and Corporate Governance
Wesley D. Minami*^	Louis J. Paglia*	Judith A. Hannaway*
Louis J. Paglia^	Frank V. Sica	Wesley D. Minami
Judith A. Hannaway

*
Denotes Chairperson

^
Denotes Audit Committee Financial Expert

Audit Committee

        Our Audit Committee held six meetings in 2008. Its report begins on page 35 of this proxy statement. Our board of directors has determined that all three members of the Audit Committee are independent and financially literate under the rules of the New York Stock Exchange and that at least two members, Mr. Minami, who chairs our Audit Committee, and Mr. Paglia, are "audit committee financial experts," as that term is defined by the SEC. The Audit Committee is responsible for, among other things, engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and assisting the board of directors in its oversight of our internal controls over financial reporting.

        A copy of the Audit Committee charter is available on our website at www.nrfc.com, under the heading "Investor Relations—Corporate Governance" and is also available without charge to stockholders upon written request to: NorthStar Realty Finance Corp., 399 Park Avenue, New York, New York 10022, Attn: General Counsel.

Compensation Committee

        Our Compensation Committee held eight meetings in 2008. Its report is on page 31 of this proxy statement. Our board of directors has determined that all members of the Compensation Committee are independent under the rules of the New York Stock Exchange. Louis J. Paglia chairs the Compensation Committee. The Compensation Committee is responsible for, among other things, determining compensation for our executive officers, administering our equity compensation plans, and producing an annual report on executive compensation for inclusion in our annual meeting proxy statement.

        A copy of the Compensation Committee charter is available on our website at www.nrfc.com, under the heading "Investor Relations—Corporate Governance" and is also available without charge to stockholders upon written request to: NorthStar Realty Finance Corp., 399 Park Avenue, New York, New York 10022, Attn: General Counsel.

Nominating and Corporate Governance Committee

        Our Nominating and Corporate Governance Committee held two meetings in 2008. Our board of directors has determined that all members of the Nominating and Corporate Governance Committee are independent under the rules of the New York Stock Exchange. Ms. Hannaway chairs the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for, among other things, seeking, considering and recommending to the board qualified candidates for election as directors and recommending a slate of nominees for election as directors at the annual meeting. It also periodically prepares and submits to the board of directors for adoption the committee's selection criteria for director nominees. It reviews and makes recommendations on matters involving general operation of the board and our corporate governance, and annually recommends to the board nominees for each committee of the board of directors. In addition, the committee annually facilitates the assessment of the board of directors' performance as a whole and of the individual directors and reports thereon to the board of directors.

        A copy of the Nominating and Corporate Governance Committee charter is available on our website at www.nrfc.com, under the heading "Investor Relations—Corporate Governance" and is also available without charge to stockholders upon written request to: NorthStar Realty Finance Corp., 399 Park Avenue, New York, New York 10022, Attn: General Counsel.

Compensation Committee Interlocks and Insider Participation

        There are no Compensation Committee interlocks or employee participation on the Compensation Committee that requires disclosure.

Director Independence

        Of our six directors, four have been determined by our board of directors to be independent for purposes of the New York Stock Exchange listing standards. In determining director independence, the board of directors reviewed, among other things, whether any transactions or relationships exist currently or, existed since our incorporation, between each director and the Company and its subsidiaries, affiliates and equity investors or independent auditors. In particular, the board of directors reviewed current or recent business transactions or relationships or other personal relationships between each director and the Company, including such director's immediate family and companies owned or controlled by the director or with which the director was affiliated. The purpose of this review was to determine whether any such transactions or relationships failed to meet any of the objective tests promulgated by the New York Stock Exchange for determining independence or were otherwise sufficiently material as to be inconsistent with a determination that the director is independent.

        The board of directors also examined whether there were any transactions or relationships between each director and members of our senior management or our affiliates.

        As a result of its review, the board of directors affirmatively determined at a meeting held on April 21, 2009, that Messrs. Minami, Paglia and Sica and Ms. Hannaway were independent under the New York Stock Exchange listing standards.

Lead Director; Communication with the Lead Director or Independent Directors

        The New York Stock Exchange listing standards require New York Stock Exchange-listed companies to disclose in their annual proxy statements: (i) the name of the non-management director who is chosen to preside at all regularly-scheduled executive sessions of the non-management members of the board of directors; and (ii) a method for interested parties to communicate directly with the presiding director or with the non-management directors as a group. The Lead Director of the board presides at all regularly-scheduled executive sessions of the non-management members or independent members of the board of directors. Louis J. Paglia is currently the Lead Director of the board. The board will consider rotating the position of Lead Director on an annual basis.

        Interested parties wishing to communicate directly with the Lead Director or the non-management members of the board as a group should address their inquires to the General Counsel by mail sent to our principal executive office located at 399 Park Avenue, New York, New York 10022. The mailing envelope should contain a clear notification indicating that the enclosed letter is a "Stockholder-Lead Director Communication" or "Stockholder-Non-Management Director Communication." All communications will be promptly relayed to the appropriate recipient(s).

Stockholder Communications with Directors

        The board of directors has established a process to receive communications from stockholders. Stockholders may contact any member (or all members) of the board by mail. To communicate with the board of directors, any individual directors or any group or committee of directors, correspondence should be addressed to the board of directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent in care of our General Counsel at NorthStar Realty Finance Corp., 399 Park Avenue, New York, New York 10022.

        All communications received as set forth in the preceding paragraph will be opened by the office of our General Counsel for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the board or any group or committee of directors, the office of the General Counsel will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of beneficial ownership of such securities on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all Forms 3, 4 and 5 they file. Based solely on our review of the copies of such forms we received, or written representations from certain reporting persons that no filings on such forms were required for those persons, we believe that, with the exception of one late Form 4 filing by each of our non-employee directors relating to their annual automatic common stock grant, all such filings required to be made during and with respect to the fiscal year ended December 31, 2008 by Section 16(a) were timely made.

Director Nomination Procedures

        The Nominating and Corporate Governance Committee generally believes that, at a minimum, candidates for membership on the board of directors should have demonstrated an ability to make a meaningful contribution to the board of directors' oversight of our business and affairs and have a record and reputation for honest and ethical conduct. The Nominating and Corporate Governance Committee recommends director nominees to the board of directors based on, among other things, its evaluation of a candidate's experience, knowledge, skills, expertise, integrity, ability to make independent analytical inquiries, understanding of our business environment and a willingness to devote adequate time and effort to board responsibilities. In making its recommendations to the board of directors, the Nominating and Corporate Governance Committee also seeks to have the board nominate candidates who have diverse backgrounds and areas of expertise so that each member can offer a unique and valuable perspective.

        In the future, the Nominating and Corporate Governance Committee intends to identify potential nominees by asking current directors and executive officers to notify the committee if they become aware of persons who meet the criteria described above, especially business and civic leaders in the communities in which we operate. The Nominating and Corporate Governance Committee also, from time to time, may engage firms, at our expense, that specialize in identifying director candidates. As described below, the Nominating and Corporate Governance Committee will also consider candidates recommended by stockholders.

        The Nominating and Corporate Governance Committee anticipates that once a person has been identified by the committee as a potential candidate, the committee will collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Corporate Governance Committee determines that the candidate warrants further consideration, the chairman or another member of the committee will contact the person. If the person expresses a willingness to be considered and to serve on the board of directors, the Nominating and Corporate Governance Committee will request information from the candidate, review the person's accomplishments and qualifications, including in light of any other candidates that the committee might be considering and conduct one or more interviews with the candidate. In certain instances, members of the Nominating and Corporate Governance Committee may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments.

        The Nominating and Corporate Governance Committee will consider written recommendations from stockholders of potential director candidates. Such recommendations should be submitted to the Nominating and Corporate Governance Committee in care of our General Counsel at NorthStar Realty

Finance Corp., 399 Park Avenue, New York, New York 10022. Director recommendations submitted by stockholders should include the following:

  •
  the name, age, business address and residence address of the individual(s) recommended for nomination;

  •
  the class, series and number of any shares of our stock that are beneficially owned by the individual(s) recommended for nomination;

  •
  the date such shares of our stock were acquired by the individual(s) recommended for nomination and the investment intent of such acquisition; and

  •
  all other information relating to such candidate that would be required to be disclosed pursuant to Regulation 14A under the Exchange Act, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

        The Nominating and Corporate Governance Committee expects to use a similar process to evaluate candidates to the board of directors recommended by stockholders as the one it uses to evaluate candidates otherwise identified by the committee.

Director Attendance at Annual Meeting

        We do not currently maintain a policy requiring our directors to attend the annual meeting of stockholders; however, directors are invited to attend. All of our directors then serving attended the 2008 annual meeting of stockholders.

Directors Offer of Resignation Policy

        Whenever a member of the board of directors (i) resigns or is terminated from his or her existing principal employment position or (ii) violates the Company's Code of Business Conduct and Ethics, Corporate Governance Guidelines or any other Company policy applicable to members of the board of directors, pursuant to our resignation policy, he or she is to offer his or her resignation to the Nominating and Corporate Governance Committee for its consideration. The Nominating and Corporate Governance Committee will consider the resignation offer, giving due consideration to all relevant factors that the Nominating and Corporate Governance Committee deems appropriate under the circumstances, including, without limitation, any requirement of the New York Stock Exchange or any rule or regulation promulgated under the Exchange Act, and will recommend to the board of directors the action to be taken with respect to any resignation offer.

CEO Succession Plan

        Our board of directors has adopted a succession plan, which it intends to review periodically, with respect to selecting a successor to our chief executive officer.

EXECUTIVE OFFICERS

        Our executive officers are appointed annually by our board of directors and serve at the discretion of our board. Set forth below is information, as of the date of this proxy statement, regarding our current executive officers:

Name	Age	Position
David T. Hamamoto*	49	Chairman and Chief Executive Officer
Andrew C. Richardson	42	Chief Financial Officer, Executive Vice President and Treasurer
Daniel R. Gilbert	39	Chief Investment Officer and Executive Vice President
Richard J. McCready	50	Chief Operating Officer, Executive Vice President and Assistant Secretary

*
Biographical information is provided above under "Board of Directors."

        Set forth below is biographical information regarding each of our executive officers.

        Andrew C. Richardson.    Mr. Richardson has been our executive vice president, chief financial officer and treasurer since April 2006. From March 2000 to March 2006, Mr. Richardson was head of the capital markets group for iStar Financial Inc., most recently as executive vice president. While at iStar Financial, Mr. Richardson was responsible for its capital raising activities, investor relations functions and had an integral role in expanding iStar's shareholder and lender constituencies. Mr. Richardson joined iStar Financial from Salomon Smith Barney, where from 1995 to 2000 he was an investment banker in the Global Mergers and Acquisitions and Real Estate and Lodging Groups, most recently serving as a vice president providing merger and acquisition advisory services and raising debt and equity capital for public and private real estate companies. Prior to joining Salomon Smith Barney, from 1988 to 1993 Mr. Richardson worked for Ernst & Young LLP and was a certified public accountant. Mr. Richardson holds an M.B.A. from the University of Chicago, and a B.B.A. in accountancy from the University of Notre Dame.

        Daniel R. Gilbert.    Mr. Gilbert has been one of our executive vice presidents since our initial public offering in October 2004, and our chief investment officer since January 2009. From July 2004 until October 2004, Mr. Gilbert served as an executive vice president and managing director of mezzanine lending of NorthStar Capital, which included responsibility for the oversight of the NSF Venture. From 1994 to 2004, Mr. Gilbert held a number of positions with Merrill Lynch & Co., in its Global Principal Investments and Commercial Real Estate department. Most recently, Mr. Gilbert managed a group with global responsibility for Merrill Lynch's relationships with its top tier real estate investor clients and engaging in strategic principal investments in real estate opportunity funds. For the prior six years, he was responsible for originating principal investments in mortgage loans, subordinated notes, mezzanine loans, preferred equity, distressed debt and related commercial mortgage-backed securities, or CMBS. Mr. Gilbert's early work at Merrill Lynch focused on CMBS transactions and the acquisition of distressed mortgage loan portfolios. In 1996, Mr. Gilbert left Merrill Lynch for a brief time to work for a management consulting firm, where he advised senior management and directors on shareholder value creation. Prior to 1994, he held accounting and legal-related roles at Prudential Securities Incorporated. Mr. Gilbert graduated from Union College with degrees in political science and anthropology.

        Richard J. McCready.    Mr. McCready has been our Chief Operating Officer and one of our executive vice presidents since April 2006. Since our initial public offering in October 2004 to April 2006, Mr. McCready served as our General Counsel and Secretary. Mr. McCready served as the chief operating officer and secretary of NorthStar Capital from 1998 to October 2007 and its president and chief operating officer from October 2005 to October 2007, and was a member of NorthStar Capital's Board of Directors. Prior to joining NorthStar Capital, Mr. McCready had been the president, chief operating officer and a director of First Winthrop Corporation, a manager of commercial properties. Prior to joining First Winthrop in 1990, he was in the Corporate and Real Estate Finance group at the law firm of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. Mr. McCready graduated from the University of New Hampshire and holds a Juris Doctorate from Boston College Law School.

 EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Discussion and Analysis

General

        This section describes the process that the Compensation Committee undertakes and the factors it considers in determining the appropriate compensation for our executive officers. The Compensation Committee is responsible for establishing and monitoring compensation programs, and for evaluating the performance of our executive officers. The Compensation Committee reviews and approves individual executive officer salaries, bonuses and other equity-based awards. Our goal is to provide a better understanding of our compensation practices and the decisions made concerning the compensation payable for 2008 to our executive officers.

        As a result of the enormous credit market disruptions and worldwide economic recession, the past year proved to be one of the most challenging years in recent memory for most financial industry participants, including commercial real estate lenders and investors. The year was equally challenging for our shareholders. These difficult economic conditions have continued into 2009 as macroeconomic conditions continue to deteriorate.

        Bearing these conditions in mind, the Compensation Committee, with the support of management, made considerable reductions in the overall compensation paid to executive officers for 2008 despite the Compensation Committee's belief that the management team performed at a high level in extremely difficult market conditions and markedly outperformed each of the members of its peer group.

Compensation Policies and Objectives

        The Compensation Committee has designed and administers our executive compensation program with the intention of incenting long-term superior performance. Compensation of our executive officers reflects and supports the goals and strategies that we establish. Our compensation programs are designed to link compensation with performance and to provide competitive levels of compensation relative to our peers and other companies that may compete for the services of our executive officers. We compensate our executive officers through a mix of base salary, bonus (both cash and equity based) and long-term equity compensation. The Compensation Committee has established the following primary objectives in determining the compensation of our executive officers and seeks to continuously evaluate these objectives in light of the Company's on-going strategic goals and general economic conditions:

  •
  to align our executive officers' interests with the long-term interests of our stockholders;

  •
  to provide rewards consistent with corporate performance;

  •
  to attract and retain highly qualified executives that we expect to contribute to our success by paying competitive levels of compensation; and

  •
  motivate executives to contribute to the achievement of shifting corporate and business goals as well as individual goals.

        The Compensation Committee monitors the effectiveness of our compensation program on an ongoing basis and will continue to study and seek to develop improvements to our compensation practices as circumstances warrant.

Compensation Benchmarking and Peer Group

        The Compensation Committee approves all compensation and equity awards for our named executive officers, which currently include our chief executive officer, chief financial officer, chief investment officer and chief operating officer. The Compensation Committee largely considers compensation for such executive officers in light of competitive compensation levels, among other things, and has the sole authority to retain compensation consultants to assist in the evaluation of executive officer compensation. In this regard, the Compensation Committee engaged The Schonbraun McCann Group, a real estate advisory practice of FTI Consulting, Inc., which we refer to as SMG. In evaluating compensation for our executive officers for 2008, the Compensation Committee relied on studies prepared by SMG comparing historic compensation levels of our executive officers with those of a competitive peer group.

        The Compensation Committee annually evaluates the peer group proposed by SMG and believes that it is appropriate to include a diverse group of companies in the peer group in terms of size, location, market capitalization, earnings and business strategy because of the complex nature of our business and the demand for highly talented and skilled employees in the real estate finance sector that are transferable to a diverse group of companies. While the overall labor market and specifically the labor market in New York City is suffering due to the current global economic recession, we believe that highly talented, executive level employees remain in significantly greater demand than is evidenced by the overall labor market.

        In 2008, the peer group consisted of the following companies (in alphabetical order and denoted with an asterisk for externally managed REITs) Arbor Realty Trust*; Capital Trust, Inc.; CapitalSource, Inc.; CBRE Realty Finance*; Centerline Holding Co.; CIT Group, Inc.; Gramercy Capital Corp.*; iStar Financial Inc.; RAIT Investment Trust; Newcastle Investment Corp.*; and Redwood Trust, Inc. In considering the Company's performance relative to the peer group, SMG provided the Compensation Committee with the following performance data with respect to the peer group: (i) total return to stockholders, or TRS, over a one-year period, three-year period and since the Company's initial public offering; (ii) AFFO performance over a two-year period; and (iii) loan loss reserves and asset impairment charges as a percentage of total assets over a one-year period. The following table indicates the Company's ranking, according to the performance data provided by SMG, relative to the peer group based on the metrics described above:

Ranking Among Peer Group

Metric:	TRS (one-year)	TRS (three-year)	TRS (IPO-to date)	AFFO	Loan Loss Reserves
Ranking out of 12 companies:	1st	1st	1st	1st	1st

        Historically, the Compensation Committee has used the peer group compensation data primarily to ensure that the total direct compensation for our executive officers is within a desired range of comparative pay of the peer group companies, which is evaluated annually based on our performance. Given the distressed nature of many companies within the Company's peer group and the Company's outperformance of the peer group in each of the categories described above, the Compensation Committee gave significant consideration to factors beyond the compensation paid by companies in the peer group and targeted compensation above the amounts projected for any of the companies in the peer group. Furthermore, while the Compensation Committee believes that peer group market compensation and performance data provide a useful starting point for compensation decisions, the Compensation Committee gave strong consideration to other factors that are consistent with our compensation objectives and determined that retaining discretion based on subjective criteria, particularly in difficult market conditions and where comparative compensation data may not be commensurate with the Company's performance, was in the best interests of the Company's stockholders.

Process for Determining Compensation Awards

        In determining compensation packages for individual executive officers, the Compensation Committee considers the overall compensation for each executive officer and then allocates that compensation among base salary, bonus and incentive compensation in such a way as to maximize our retention capabilities and to best align the interests of our executive team with that of our stockholders. At the executive levels, the incentive compensation is designed to reward: (i) company-wide performance by linking awards to our financial performance, including the metrics described above; and (ii) the individual performance, responsibility and experience of our executive officers.

        Annually, based on discussions with the Compensation Committee and the analysis performed by SMG on competitive market compensation levels and comparative performance, SMG makes preliminary recommendations to the Compensation Committee with respect to ranges of executive officer compensation, including recommendations with respect to equity compensation plans. The Compensation Committee then reviews SMG's preliminary proposals and engages in a direct dialogue with SMG. Management will also assist the Compensation Committee and SMG by providing information and feedback, to the extent requested. Additionally, the Compensation Committee discusses proposals with our Chief Executive Officer to seek his recommendations regarding the compensation of the other executive officers. After these preliminary stages and the collection of information, SMG provides more specific recommendations with respect to executive officer compensation. During the compensation review process, the Compensation Committee typically holds several meetings towards the end/beginning of each fiscal year.

        For purposes of determining compensation for the 2008 fiscal year, the Compensation Committee held five formal meetings primarily relating to executive compensation at the end of 2008. The Compensation Committee has set a policy that only the chief executive officer and the general counsel may attend Compensation Committee meetings and communicate with the Compensation Committee or SMG relating to executive compensation. Additionally, the Compensation Committee holds executive sessions at certain of these meetings without the chief executive officer and the general counsel present and with and without SMG present. Additionally, the Compensation Committee held several informal meetings during the 2008 compensation review process with just the members of the Compensation Committee and other informal meetings with just SMG and/or the chief executive officer. Through the meeting process and continued dialogue with SMG and, if necessary, the chief executive officer and general counsel, the Compensation Committee ultimately makes the final determination on executive compensation, which it provides to the chief executive officer who then informs the other executive officers.

Equity Grant Policies

        Historically, we have made our annual equity grants at the first or second meeting of the Compensation Committee of each year, but in no event later than January 31st of each year. This timeline enabled us to consider the Company's and our executive's performance in the prior year and weigh them against our expectations for the current year. The awards were also made as early as practicable in the year in order to maximize the time-period for the incentives associated with the awards. In connection with compensation determinations for 2008, due to a Company-wide reorganization that included significant reductions of staff that took place in mid-December, the Compensation Committee and management determined that it was appropriate to make determinations regarding executive compensation, which impacted overall compensation at the Company, in conjunction with the reorganization. Additionally, as described below, in 2008 the Compensation Committee considered the timing of awards relative to the completion of the Company's audited financial statements and, in the future, intends to continue to consider such timing relative to the timing of bonuses. The Compensation Committee's schedule is determined many months in advance and the proximity of any awards to earnings announcements or other market events is coincidental.

        Our practice is to determine the dollar amount of equity compensation that we want to provide and to then grant a number of LTIP units that have a fair market value equal to that amount on the date of grant. LTIP units represent units of partnership interest which are structured as profits interest in our operating partnership and which, conditioned on minimum allocation to the capital accounts of the LTIP unit for federal income tax purposes, may be converted, at the election of the holder, into one common unit of partnership interest in our operating partnership. Upon the election of a holder, each such operating partnership unit is then redeemable for cash equal to the then fair market value of one share of our common stock or, at our option, one share of our common stock. We determine the fair market value of LTIP units based upon the closing price of our common stock on the day of determination and we do not apply a discount to LTIP units relative to our common stock even though LTIP units may never become redeemable for common stock and even though the LTIP units vest over a period of time (often three years) and are subject to forfeiture if an executive officer is not employed by the Company. We do, however, pay dividends on the entire amount of all LTIP grants beginning on the date of grant, except for the LTIP units granted under our 2006 Outperformance Plan, which were not entitled to dividends unless and until the performance-based vesting hurdles were met. Additionally, grants to new hires are made on their respective start dates and the price used to determine the number of LTIP units that are granted is the closing price of our stock on the business day preceding their employment start date. We do not have any practice to time the grant of LTIP units in conjunction with the release of material, non-public information.

        In establishing award levels, we generally do not consider the equity ownership levels of the recipients or prior awards that are fully vested because earned and/or vested equity awards do not have retention value. Additionally, it is our belief that competitors seeking to hire our employees would not give credit for equity ownership in our company and, accordingly, to remain competitive, we would not give credit for ownership levels either. Given the turmoil in the markets and the reduction of value of previous awards granted to our executive officers, we believe it is prudent to consider such reduction in value in determining overall compensation levels for our executive officers, particularly under circumstances where market conditions, rather than management performance, has caused the reduction.

Stock Ownership Guidelines

        Our board of directors adopted the following minimum stock ownership guidelines for our executive officers and members of our board of directors:

Title	Guideline
Chief Executive Officer	A multiple of 4X base salary in effect from time to time
Executive Vice President	A multiple of 2X base salary in effect from time to time
Director	A minimum of 10,000 shares

        Ownership will include: (i) shares of common stock or LTIP units owned individually and by a person's immediate family members or trusts for the benefit of his or her immediate family members; (ii) shares of common stock or LTIP units not yet vested; (iii) shares of common stock or LTIP units held in a 401(k) plan; and (iv) shares of common stock or LTIP units held in employee stock purchase or deferred compensation plans. Newly elected or appointed executive officers and directors will not be permitted to sell or otherwise transfer any shares of common stock or LTIP units until such time as they meet these stock ownership guidelines. We believe that requiring ownership of our stock creates alignment between executives, directors and stockholders and encourages executives and directors to act to increase stockholder value. As of the date of this proxy statement, all of the named executive officers and directors are in compliance with our stock ownership guidelines.

Elements of Compensation

        The key elements of our executive compensation program are as follows:

Base Salary

        The Compensation Committee's base salary determinations are generally dependent upon the scope of each executive officer's responsibilities, experience, and expected performance and contributions to our business, as well as contractual obligations that we have entered into with our executive officers. In October 2007, we entered into new employment and non-competition agreements with each of Messrs. Hamamoto, Richardson, Gilbert and McCready. Pursuant to these arrangements, the minimum annual base salaries for these executive officers were established as follows: Mr. Hamamoto's minimum base salary was $950,000 per year; Mr. Richardson's minimum base salary was $500,000 per year; Mr. Gilbert's minimum base salary was $500,000 per year; and Mr. McCready's minimum base salary was $400,000 per year. The minimum base salaries that we negotiated with these executive officers were based on our understanding of base salaries for comparable positions at similarly situated companies at the time, the individual experience and skills of, and expected contribution from, each of these executive officers, the roles and responsibilities of these executive officers and the base salaries of these executive officers in prior years. The base salary for each of these executive officers for 2008 was equal to the minimum base salary negotiated with that executive officer in his employment agreement. In light of the current economic environment, the Compensation Committee determined that there would be no consideration given to any increases in base salaries for 2009.

Bonuses

        In determining the actual bonus payable to each executive officer, the Compensation Committee generally focuses on:

  •
  overall company performance;

  •
  each executive officer's contribution to the performance of the Company;

  •
  competitive compensation practices; and

  •
  balancing our executive officers' interests with those of our stockholders.

        In evaluating the Company's performance in 2008, particularly given the difficult economic climate, the Compensation Committee believes that AFFO and loan loss reserves and asset impairment charges were the best measures in determining the value that our executive officers provided to our stockholders in 2008. Additionally, the Compensation Committee believes that total return to stockholders was an important metric; however, total return is not exclusively a product of the performance of our executive officers, but also depends on market factors outside the control of our executive officers. Nonetheless, after carefully taking into consideration the current economic environment and the appreciable decline in the Company's share price in 2008, the Compensation Committee determined that a considerable reduction in the overall level of bonuses for the executive officers was appropriate. The Compensation Committee's determination was balanced by its belief that the Company's executive team performed at a high level under extremely difficult market conditions and should be rewarded for such performance.

Annual Cash Bonuses

        Our executive officers receive annual cash bonuses that are intended to compensate them for achieving or exceeding financial goals and corporate objectives. The Compensation Committee has not adopted a formal cash bonus plan and used its discretion and experience to determine appropriate cash bonuses for our executive officers for the 2008 fiscal year. At the beginning of 2008, the Compensation Committee gave consideration to adopting a more formal cash bonus plan, but ultimately determined that a formal plan could not currently meet the Compensation Committee's stated principles, particularly given the complexity of our business, potential strategic initiatives for 2008 and the turbulent and unpredictable market conditions. In lieu of a formal cash bonus plan, the Compensation Committee established performance metrics for its consideration at the conclusion of the year that were a factor in determining annual cash bonuses. The performance metrics related to AFFO, return on equity, realized credit losses and total return to shareholders. The executives achieved the "maximum" performance hurdle with respect to each of the AFFO, return on equity and realized credit loss metrics, and did not achieve the performance hurdle for the total return to shareholders metric. The guidelines provided for a weighting scale that attributed 35% to AFFO, 20% to return on equity, 25% to realized credit losses and 20% to total return to shareholders.

        In addition to the factors described above, in determining cash bonuses for 2008 the Compensation Committee considered the executive team's management of the Company's liquidity position, the Company's overall performance compared to its peer group, the Company's overall performance compared to its budget, which had assumed that market conditions would not deteriorate the way they did in 2008, the Company's retention needs, particularly in the current economic environment where historic knowledge and background regarding existing assets is critical, and the Compensation Committee's desire to keep cash bonuses competitive to those being paid by companies that did not receive government assistance and outperformed their respective peer groups.

        Furthermore, while in previous years cash bonuses have comprised a smaller portion of an executive's overall bonus, due to a number of factors that included the lack of available equity to grant to executives and the decline in the value of the Company's common stock, the Compensation Committee determined that weighing 2008 bonuses more towards cash rather than equity was in the best interests of the Company and its stockholders. Based on the foregoing, the Compensation Committee approved the following cash bonuses for our named executive officers for the 2008 fiscal year: David T. Hamamoto—$2,200,000; Andrew C. Richardson—$1,237,500; Daniel R. Gilbert—$1,237,500; and Richard J. McCready—$950,000. The following table provides a comparison between the equity and cash bonuses paid to the executive officers with respect to the last three fiscal years:

Equity Bonuses vs. Cash Bonuses

Name	Percentage Bonus in Equity	Percentage Bonus in Cash
David T. Hamamoto	76%	24%
Andrew C. Richardson	74%	26%
Daniel R. Gilbert	72%	28%
Richard J. McCready	57%	43%

        As described above, due to a Company-wide reorganization the Compensation Committee made determinations with respect to executive bonuses in mid-December; however, in order to ensure that the basis under which the Compensation Committee made its determinations was accurate, 15% of each of the executive's cash bonuses were paid only after the Compensation Committee had reviewed the Company's audited financial statements for the year ended December 31, 2008.

        Additionally, the Compensation Committee awarded the following deferred cash payments to each of Messrs. Hamamoto—$1,250,000, Richardson—$700,000 and Gilbert—$700,000 that are subject to forfeiture through the termination of a dollar equivalent amount of vested LTIP units if any such person is terminated for "cause" or resigns without "good reason" (each, as defined in their respective employment agreements) prior to January 1, 2010. The Compensation Committee determined that, in lieu of the retention aspects associated with equity that vests over time, payment of a portion of bonuses in cash that were subject to forfeiture achieved similar retention objectives.

  Annual Equity Incentive Awards

        As with annual cash bonuses, the annual equity awards are intended to compensate our executive officers for their performance and the performance of the Company. Additionally, annual equity awards are also designed to strengthen our ability to retain talented executives, as incentive compensation has historically been earned over a three-year period and creates an incentive for executives to consider our long-term best interests. In the past, the Compensation Committee has made annual equity awards that are typically a multiple of our cash bonuses and that vest over a three-year period, which appropriately align our executive officers' interests with those of our stockholders and further the long-term perspective necessary for success in our business. As previously described, a lack of available equity to grant to executives and the decline in the value of the Company's common stock did not allow the Compensation Committee to award equity in a similar manner to previous years.

        Although the Compensation Committee has considered forms of equity compensation other than LTIP units, including stock option grants, the Compensation Committee currently believes that LTIP units best align the interests of our executive officers with those of our stockholders and potentially provide for certain tax benefits to our executive officers. Additionally, grants of LTIP units may be less dilutive to stockholders over time than options even though the grants of LTIP units are initially more dilutive because they are deemed outstanding at the time of grant for purposes of AFFO and net income per share calculations. Because we are largely measured by the capital markets based on our AFFO, which is exclusive of equity based compensation expense, the Compensation Committee applies a lesser weighting to the accounting cost associated with equity awards in determining the type of equity awards to provide our executive officers.

        Based on the foregoing, the Compensation Committee granted the following number of LTIP units to our named executive officers for the 2008 fiscal year: David T. Hamamoto—330,688; Andrew C. Richardson—185,185; and Daniel R. Gilbert—185,185. These LTIP units provide for cliff vesting after two years (on December 31, 2010), rather than quarterly vesting over a three-year period, in order to create a reasonable retention tool with the limited amount of equity that was available.

  Executive Officer Contribution to Performance

        As described above, the Compensation Committee considers, among other things, each executive officer's contribution to the performance of the Company in determining bonuses for the executive officers. Given the particularly difficult conditions that the Company and others in the real estate finance sector faced in 2008, the Compensation Committee placed considerable significance on the team effort put forth by the executive officers and, accordingly, placed greater weight on the Company's overall performance relative to individual performance in determining bonuses for 2008. In terms of individual performance, the Compensation Committee considered the following in evaluating bonuses for each of the executive officers: (i) Mr. Hamamoto's leadership and strategic foresight in guiding the Company through difficult market conditions; (ii) Mr. Richardson's financial and strategic guidance and liquidity management; (iii) Mr. Gilbert's performance with respect to the credit quality of the Company's assets; and (iv) Mr. McCready's contribution relating to the Company's joint ventures and capital raising. Despite the Compensation Committee's view that Mr. Hamamoto's strong leadership was essential in guiding the Company through difficult conditions in 2008 and positioning the Company for the future, for the reasons described above, the Compensation Committee did not increase Mr. Hamamoto's base salary and reduced his aggregate bonus appreciably. Similarly, while the Compensation Committee believes that Messrs. Richardson, Gilbert and McCready's individual performance and contribution to the team effort were instrumental to the Company's performance in 2008, for the reasons described above, the Compensation Committee did not increase their base salaries and reduced their aggregate bonus appreciably.

Long-Term Equity Incentive Programs

  2006 Outperformance Plan

        In 2006, the Compensation Committee adopted the NorthStar Realty Finance Corp. 2006 Outperformance Plan, which we refer to as the 2006 Outperformance Plan. Under the 2006 Outperformance Plan, award recipients would have shared in a "performance pool" if our total return to stockholders for the period from January 1, 2006 through December 31, 2008 exceeded a cumulative total return to stockholders of 30%, including both share appreciation and dividends paid. As of the conclusion of the 2006 Outperformance Plan on December 31, 2008, no performance pool was established and, accordingly, no awards will be made under the 2006 Outperformance Plan. The Compensation Committee is in the process of considering the most appropriate ways to achieve long-term incentives that align executive's interests with shareholders.

  Mitch Wasterlain Outperformance Bonus Plan

        Pursuant to an Outperformance Bonus Plan that we entered into with Mitch Wasterlain, our former chief investment officer, Mr. Wasterlain was entitled to receive incentive compensation equal to 15% of the net profits from our real estate securities business in excess of a 12% return on invested capital, which we refer to as the bonus participation amount. Although Mr. Wasterlain's last date of employment was April 11, 2008, he is deemed to have a vested interest in, and may continue to receive, the following: (i) 20% of the bonus participation amount relating to fee streams and securities investments that were made in the 12 months prior to April 11, 2008; (ii) 40% of the bonus participation amount relating to fee streams and securities investments that were made more than 12 months and less than 24 months prior to April 11, 2008; (iii) 60% of the bonus participation amount relating to fee streams and securities investments that were made more than 24 months and less than 36 months prior to April 11, 2008; (iv) 80% of the bonus participation amount relating to fee streams and securities investments that were made more than 36 months and less than 48 months prior to April 11, 2008; and (v) 100% of the bonus participation amount relating to fee streams and securities investments that were made more than 48 months prior to April 11, 2008. No amounts were paid to Mr. Wasterlain under the Outperformance Bonus Plan for the 2008 fiscal year.

  Omnibus Stock Incentive Plan

        The Omnibus Stock Incentive Plan, or the Incentive Plan, was adopted in 2004 in connection with the Company's initial public offering. The purpose of the Incentive Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company's success and to provide incentives to participants that are linked directly to increases in stockholder value and will, therefore, inure to the benefit of all stockholders of the Company. The Incentive Plan provides for the issuance of stock-based incentive awards, including incentive stock options, non-qualified stock options, stock appreciation rights, stock, restricted stock and other equity-based awards, or any combination of the foregoing. The eligible participants of the Incentive Plan include our directors, officers, employees, consultants and advisors. Currently, there are only 275,508 stock-based awards that remain available for issuance under the Incentive Plan. The Compensation Committee believes that the Incentive Plan has provided a long-term incentive to our executive officers and aligned their interests with those of our stockholders.

Employment Arrangements

        On October 4, 2007, in connection with the expiration of the three-year term of certain employment agreements with certain of our executive officers, we entered into new employment and non-competition agreements with Messrs. Hamamoto, Richardson, Gilbert and McCready. Each employment and non-competition agreement has an initial term of three years and will extend on an annual basis for one additional year, unless notice not to renew the employment and non-competition agreement is given 90 days prior to the expiration of its term. Additionally, each employment and non-competition agreement provides for certain payments in the event of termination, as described in "Potential Payments on Termination or Change in Control" beginning on page 26.

        Effective as of January 1, 2009, the Company and Daniel D. Raffe entered into an amended and restated employment and non-competition agreement, which we refer to as the DR Agreement, which amended and restated the employment and non-competition agreement entered into by the Company and Mr. Raffe on October 4, 2007. Prior to our internal reorganization that occurred in December 2008, Mr. Raffe had been one of our executive officers. Following this reorganization, Mr. Raffe's duties and responsibilities changed and, as a result, he no longer is serving in a role where he is considered one of our executive officers. Pursuant to the DR Agreement, Mr. Raffe's minimum base salary shall be $350,000 and there is no prescribed term to the DR Agreement; however, the DR Agreement provides for a severance payment upon a termination without "cause" or resignation for "good reason" (including following a change of control if Mr. Raffe is assigned duties with the successor inconsistent with his title, position, status, reporting relationships, authority, duties or responsibilities to us) equal to: (i) $800,000 less the total cumulative cash and stock bonuses paid to Mr. Raffe following the 2008 fiscal year, (ii) the full vesting of all equity awards; and (iii) certain health benefits for up to one year. In consideration of Mr. Raffe's performance in 2008, cooperation in connection with the Company reorganization and entering into the DR Agreement, the Compensation Committee paid to Mr. Raffe a cash bonus of $500,000 for the 2008 fiscal year and agreed to a target bonus of $250,000 for the 2009 fiscal year. Mr. Raffe did not receive any equity award for 2008.

Other Awards

  Perquisites

        At this time, we do not believe it is necessary for the attraction or retention of management talent to provide our executive officers with additional compensation in the form of perquisites. Accordingly, in 2008, none of our executive officers received any perquisites.

  Retirement Plans

        Consistent with the practice of many publicly traded companies, we maintain a standard 401(k) plan in which all of our employees are entitled to participate. We match 100% of the first 3% of an employee's contributions and 50% of the next 2% of the employee's contributions. We abide by the limits imposed by the internal revenue service on the amount an employer can contribute to a 401(k) plan. In 2008, this limit was $9,200 per employee.

  Deferred Compensation Plans

        At this time, we do not believe it is necessary for the attraction or retention of management talent to provide a deferred compensation plan to any of our executive officers.

Compensation of Executive Officers

Summary Compensation Tables

        In order to provide stockholders with greater transparency into the compensation of the Company's executive officers, the Company has included the additional supplemental summary compensation tables set forth below. In the Company's view, the table below provides a fair comparison of the compensation provided to executive officers in each of the last three years and is the basis under which the Compensation Committee compares year-over-year compensation provided to executive officers.

        The following table includes cash and stock bonuses actually paid to the executive officers with respect to the applicable year set forth below based on the value of the awards at the time of grant, rather than the compensation expense recognized under Financial Accounting Standards No. 123R. The summary compensation table that is required pursuant to Item 402(c) of Regulation S-K and includes the compensation expense recognized under Financial Accounting Standards No. 123R, is on page 24 of this proxy statement.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(1)	Total Compensation ($)	Percent Increase (Decrease) From Prior Year
David T. Hamamoto	2008	950,000	2,200,000	(2)	1,250,000		—	9,200	4,409,200	(49.4)%
Chairman & Chief	2007	950,000	1,000,000		6,750,000	(3)	—	9,000	8,709,000	0.9%
Executive Officer	2006	475,000	1,500,000		6,650,000		—	8,800	8,633,800	N/A
Andrew C. Richardson	2008	500,000	1,237,500	(2)	700,000		—	9,200	2,446,700	(39.0)%
Chief Financial Officer,	2007	500,000	325,000		3,175,000	(3)	—	9,000	4,009,000	(5.7)%
Executive Vice President & Treasurer	2006	250,000	900,000	(4)	3,100,000		—	—	4,250,000	N/A
Daniel R. Gilbert	2008	500,000	1,237,500	(2)	700,000		—	9,200	2,446,700	(39.0)%
Chief Investment	2007	500,000	650,000		2,850,000	(3)	—	9,000	4,009,000	(1.2)%
Officer & Executive Vice President	2006	300,000	650,000		3,100,000		—	8,800	4,058,800	N/A
Richard J. McCready	2008	400,000	950,000		—		—	9,200	1,359,200	(17.3)%
Chief Operating	2007	286,026	350,000		1,000,000	(3)	—	7,750	1,643,776	(3.7)%
Officer, Executive Vice President & Assistant Secretary	2006	150,000	350,000		1,200,000		—	7,200	1,707,200	N/A
Daniel D. Raffe	2008	500,000	500,000		—		—	9,200	1,009,200	N/A
Executive Vice President

(1)
Represents matching contributions in connection with our 401(k) plan.

(2)
Does not include $1,250,000 for Mr. Hamamoto and $700,000 for Messrs. Richardson and Gilbert that is subject to forfeiture through the termination of a dollar equivalent amount of vested LTIP units if any such person is terminated for "cause" or resigns without "good reason" (each, as defined in their respective employment agreements) prior to January 1, 2010.

(3)
Does not include retention awards, which were in the form of LTIP units, provided to each of the executive officer in October 2007 in connection with the execution of their respective employment and non-competition agreements. Messrs. Hamamoto, Richardson, Gilbert, McCready and Raffe received 656,045, 374,883, 374,883, 187,441 and 93,721 LTIP units, respectively, in connection with the foregoing retention awards.

(4)
The amount shown includes a $250,000 bonus paid to Mr. Richardson upon the commencement of his employment relating to a buyout of certain of Mr. Richardson's unvested compensation amounts from his prior employer.

        The following table includes cash and stock bonuses actually paid to the executive officers with respect to the applicable year set forth below, which values the stock bonuses based on the closing price of $3.20 per share as of April 21, 2009. In the Company's view, the table below provides shareholders with an appropriate understanding of the current value attributable to awards provided to our named executive officers, particularly because none of our named executive officers have ever sold any of their stock awards.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(1)	Total Compensation ($)
David T. Hamamoto	2008	950,000	2,200,000	(2)	1,058,202		—	9,200	4,217,402
Chairman & Chief Executive	2007	950,000	1,000,000		2,513,472	(3)	—	9,000	4,472,472
Officer	2006	475,000	1,500,000		1,219,261		—	8,800	3,275,061
Andrew C. Richardson	2008	500,000	1,237,500	(2)	592,592		—	9,200	2,339,292
Chief Financial Officer,	2007	500,000	325,000		1,179,955	(3)	—	9,000	2,013,955
Executive Vice President & Treasurer	2006	250,000	900,000	(4)	601,942		—	—	1,751,942
Daniel R. Gilbert	2008	500,000	1,237,500	(2)	592,592		—	9,200	2,339,292
Chief Investment Officer &	2007	500,000	650,000		1,066,666	(3)	—	9,000	2,225,666
Executive Vice President	2006	300,000	650,000		601,942		—	8,800	1,560,742
Richard J. McCready	2008	400,000	950,000		—		—	9,200	1,359,200
Chief Operating Officer,	2007	286,026	350,000		374,269	(3)	—	7,750	1,018,045
Executive Vice President & Assistant Secretary	2006	150,000	350,000		233,011		—	7,200	740,211
Daniel D. Raffe	2008	500,000	500,000		—		—	9,200	1,009,200
Executive Vice President

(1)
Represents matching contributions in connection with our 401(k) plan.

(2)
Does not include $1,250,000 for Mr. Hamamoto and $700,000 for Messrs. Richardson and Gilbert that is subject to forfeiture through the termination of a dollar equivalent amount of vested LTIP units if any such person is terminated for "cause" or resigns without "good reason" (each, as defined in their respective employment agreements) prior to January 1, 2010.

(3)
Does not include retention awards, which were in the form of LTIP units, provided to each of the executive officer in October 2007 in connection with the execution of their respective employment and non-competition agreements. Messrs. Hamamoto, Richardson, Gilbert, McCready and Raffe received 656,045, 374,883, 374,883, 187,441 and 93,721 LTIP units, respectively, in connection with the foregoing retention awards.

(4)
The amount shown includes a $250,000 bonus paid to Mr. Richardson upon the commencement of his employment relating to a buyout of certain of Mr. Richardson's unvested compensation amounts from his prior employer.

        The following table is required to be provided by Item 402(c) of Regulation S-K; however, the Company believes that certain of the numbers set forth below, particularly with respect to 2008, are not an indicative reflection of the compensation paid to our executive officers due to the compensation expense recognized under Financial Accounting Standards No. 123R from prior year LTIP unit awards, which were awarded at prices ranging from $8.55 per share to $16.48 per share.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total Compensation ($)
David T. Hamamoto	2008	950,000	2,200,000	(3)	6,156,376	—	9,200	9,315,576
Chairman & Chief Executive Officer	2007	950,000	1,000,000		4,613,607	—	9,000	6,572,607
	2006	475,000	1,500,000		2,314,044	—	8,800	4,297,844
Andrew C. Richardson	2008	500,000	1,237,500	(3)	2,918,905	—	9,200	4,665,605
Chief Financial Officer, Executive	2007	500,000	325,000		1,932,914	—	9,000	2,766,914
Vice President & Treasurer	2006	250,000	900,000	(4)	621,800	—	—	1,771,800
Daniel R. Gilbert	2008	500,000	1,237,500	(3)	2,908,069	—	9,200	4,654,769
Chief Investment Officer & Executive	2007	500,000	650,000		2,097,157	—	9,000	3,256,157
Vice President	2006	300,000	650,000		976,580	—	8,800	1,935,380
Richard J. McCready	2008	400,000	950,000		1,090,897	—	9,200	2,450,097
Chief Operating Officer, Executive	2007	286,026	350,000		971,877	—	7,750	1,615,653
Vice President & Assistant Secretary	2006	150,000	350,000		527,243	—	7,200	1,034,443
Daniel D. Raffe	2008	500,000	500,000		595,687	—	9,200	1,604,887
Executive Vice President

(1)
The amounts shown represent the compensation expense we recognized in fiscal 2008, 2007 and 2006 related to LTIP unit awards in accordance with Financial Accounting Standards No. 123R and, therefore, include amounts from awards granted in and prior to fiscal 2008 and do not include amounts from awards granted in December 2008 or thereafter. Additionally, the amounts shown are reflected without any reduction for potential forfeitures (other than forfeitures under the 2006 Outperformance Plan at the conclusion of the performance period on December 31, 2008) or the potential that LTIP units do not become redeemable for shares of common stock. Certain additional information with respect to our compensation plans is set forth in notes 15, 16 and 16 to our consolidated financial statements included in our Annual Report of Form 10-K for the fiscal years ended December 31, 2006, December 31, 2007, December 31, 2008, respectively.

(2)
Represents matching contributions in connection with our 401(k) plan.

(3)
Does not include $1,250,000 for Mr. Hamamoto and $700,000 for Messrs. Richardson and Gilbert that is subject to forfeiture through the termination of a dollar equivalent amount of vested LTIP units if any such person is terminated for "cause" or resigns without "good reason" (each, as defined in their respective employment agreements) prior to January 1, 2010.

(4)
The amount shown includes a $250,000 bonus paid to Mr. Richardson upon the commencement of his employment relating to a buyout of certain of Mr. Richardson's unvested compensation amounts from his prior employer.

2008 Grants of Plan-Based Awards

        The following table provides information about awards granted in 2008 to each of our named executive officers, which were granted at prices ranging from $3.78 per share to $9.18 per share.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards ($)(1)
David T. Hamamoto	1/16/2008	730,994	(2)	6,250,000
	1/29/2008	54,466	(3)	500,000
	12/15/2008	330,688	(4)	1,250,000
Andrew C. Richardson	1/16/2008	333,333	(2)	2,850,000
	1/29/2008	35,403	(3)	325,000
	12/15/2008	185,185	(4)	700,000
Daniel R. Gilbert	1/16/2008	333,333	(2)	2,850,000
	12/15/2008	185,185	(4)	700,000
Richard J. McCready	1/16/2008	116,959	(2)	1,000,000
Daniel D. Raffe	1/16/2008	46,784	(2)	400,000

(1)
The grant date fair value is the amount that we would expense in our financial statements over the period of the award, but does not include a reduction for forfeitures or for the possibility that LTIP units do not become redeemable for shares of common stock.

(2)
Represents LTIP units that were granted at $8.55 per share and vest quarterly over a three-year period beginning April 29, 2008.

(3)
Represents LTIP units that were granted at $9.18 per share and that the executive officer voluntarily chose to receive in lieu of an equivalent amount of cash.

(4)
Represents LTIP units that were granted at $3.78 per share and vest in full on December 31, 2010.

Discussion of Summary Compensation and Grants of Plan-Based Awards Tables

        Our executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Tables and the Grants of Plan Based Awards Table was paid or awarded, are described above under "Executive Compensation and Other Information—Compensation Discussion and Analysis." The terms of employment agreements that we have entered into with our executives are described below under "Employment Arrangements" and "Potential Payments Upon Termination or Change-in-Control."

Outstanding Equity Awards at Fiscal Year End 2008

        The following table sets forth certain information with respect to outstanding equity awards at December 31, 2008 with respect to our named executive officers.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
David T. Hamamoto	1,695,963	6,631,215	0	(2)	—
Andrew C. Richardson	887,236	3,469,093	0	(2)	—
Daniel R. Gilbert	858,294	3,355,930	0	(2)	—
Richard J. McCready	289,201	1,130,776	0	(2)	—
Daniel D. Raffe	138,399	541,140	0	(2)	—

(1)
Based on a price per share of $3.91, which was the closing price of our common stock on the New York Stock Exchange at December 31, 2008, and assumes the redemption of the LTIP units for an equal number of shares of common stock.

(2)
Represents the number of LTIP units that the named executive officers earned under the 2006 Outperformance Plan for the three-year performance period that concluded on December 31, 2008.

Option Exercises and Stock Vested in 2008

        The following table sets forth certain information with respect to stock award vesting during the year ended December 31, 2008 with respect to our named executive officers.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
David T. Hamamoto	466,905	3,910,876
Andrew C. Richardson	211,827	1,773,570
Daniel R. Gilbert	212,870	1,784,486
Richard J. McCready	82,038	688,399
Daniel D. Raffe	46,238	389,119

(1)
Represents LTIP units and assumes the redemption of the LTIP units for an equal number of shares of our common stock.

(2)
Based on the closing price of our common stock on the New York Stock Exchange on the date of vesting, which ranged from $5.48 per share to $10.53 per share.

Potential Payments on Termination or Change in Control

        We have entered into employment and non-competition agreements, each dated as of October 4, 2007, with Messrs. Hamamoto, Richardson, Gilbert and McCready, that provide for certain severance payments, change in control benefits and tax gross-up payments. All of the agreements have three-year initial terms. Following the initial terms, the agreements automatically will extend on an annual basis for one additional year, unless notice not to renew an agreement is given 90 days prior to the expiration of its term. References to, and summaries of, the employment agreements are qualified in their entirety by reference to the complete agreements, which have been filed as exhibits to our periodic filings with the SEC.

Severance

        We believe that companies should provide reasonable severance benefits to its executive officers. Each of our employment agreements with Messrs. Hamamoto, Richardson, Gilbert and McCready provide that the executive will receive severance payments in the event we terminate his employment (other than a termination for "cause," as defined in each employment agreement, or by the executive without "good reason," also as defined in each employment agreement). Under these employment agreements, upon an executive's death or disability, an executive would be entitled to a payment of: (1) base salary through the date of termination; (2) a pro-rated annual bonus for the year in which the termination occurs (based upon the target annual bonus then in effect); and (3) 1.0 times the executive's base salary at the rate in effect on the date of termination, plus full vesting of all Company equity awards. In the event of termination of employment for any reason other than those described above, these executives would be entitled to payment of: (1) base salary through the date of termination; (2) a pro-rated annual bonus for the year in which the termination occurs (based upon the target annual bonus then in effect); and (3) an amount equal to the executive's total compensation in effect prior to the date of termination (which is generally defined to mean base salary plus the average of the annual bonuses (including cash bonuses and annual bonuses paid in LTIPs or other securities) earned for the three years prior to the year in which the termination occurs) multiplied by 2.25 in the case of Mr. Hamamoto and 1.5 in the case of Messrs. Richardson, Gilbert and McCready, plus in each case full vesting of all Company equity awards.

        Pursuant to each employment agreement, each executive has agreed that, during his employment with us and for a period of one year following the termination of his employment, he will not solicit any of our employees, officers, consultants or joint venture partners to terminate their employment or other relationships with us. In addition, pursuant to each employment agreement with

Messrs. Hamamoto, Richardson, Gilbert and McCready, each executive has agreed that during his employment with us and for a period of one year following the termination of his employment (other than under certain circumstances, including upon the expiration of the term of his employment agreement at our election or termination by us of the executive without "cause" (as defined in each employment agreement)), that he will not engage in any business that competes directly with the principal businesses conducted by us as of the date of the executive's termination of employment. We entered into these employment agreements with certain of our executive officers in connection with the expiration of the initial three-year term of certain of these agreements in order to appropriately retain and incentivize our executive officers with employment agreements that reflect overall terms that were competitive to our peer group and to the marketplace generally. We believe that these agreements serve the interests of our stockholders and assist us in retaining our executive officers because the agreements provide reasonable severance to our executive officers in exchange for their valued service and restrictive covenants that protect us. Additionally, because the severance level is negotiated up front, it makes it easier for our board to terminate executive officers for performance reasons without the need for protracted negotiation over severance.

Change in Control

        The employment agreements with our executive officers provide for certain change in control benefits, which only apply after a change in control if the executive is terminated or is assigned duties with the successor inconsistent with executive's title, position, status, reporting relationships, authority, duties or responsibilities to us. Under these circumstances, the executive officers would be entitled to terminate their respective employment agreements for "good reason" and would be entitled to the corresponding severance payments described above.

        The grant letters applicable to our equity compensation plans provide for the full accelerated vesting of the awards under these plans upon a change in control. We believe that in order to be competitive in the marketplace, it is customary to provide for accelerated vesting of equity awards upon a change of control, particularly because in many instances senior management lose their jobs in connection with a change of control and because equity grants have historically provided such a high proportion of our total compensation. By agreeing up front to protect our executive officers from losing their equity in the event of a change of control, we believe we can reinforce and encourage the continued attention and dedication of our executive officers to their assigned duties without distraction in the face of an actual or threatened change of control. This protection also aligns the interests of our executive officers with those of our stockholders.

Tax Gross-Up

        Our employment agreements, including the DR Agreement, also provide for a tax gross-up payment to our executives in the event they become subject to the so-called "parachute" tax imposed by Internal Revenue Code Section 280G.

        The following table shows the potential payments to our named executive officers upon a termination of employment without "cause" or for "good reason" (each as defined in the executive officer's employment agreement), upon a change of control and upon the death or disability of a named executive officer. Our executive officers are not entitled to any payments if they are terminated for "cause" or resign without "good reason" or if they retire. In preparing the tables below, we assumed the termination or change of control occurred on December 31, 2008 (the closing price per share of our common stock was $3.91 as of December 31, 2008).

Name	Payments/Benefits	Termination Without Cause or For Good Reason	Change in Control	Change in Control (Termination For Good Reason)(1)	Death or Disability
David T. Hamamoto	Cash Severance Payment	$17,587,498	$0	$17,587,498	$950,000
	LTIP Units(2)	$6,631,215	$6,631,215	$6,631,215	$6,631,215
	2006 Outperformance Plan(3)	—	$0	$0	$0
	280G Tax Gross-up(4)	—	$0	$9,725,926	—
Andrew C. Richardson	Cash Severance Payment	$5,693,749	$0	$5,693,749	$500,000
	LTIP Units(2)	$3,469,093	$3,469,093	$3,469,093	$3,469,093
	2006 Outperformance Plan(3)	—	$0	$0	$0
	280G Tax Gross-up(4)	—	$0	$3,076,381	—
Daniel R. Gilbert	Cash Severance Payment	$5,693,749	$0	$5,693,749	$500,000
	LTIP Units(2)	$3,355,930	$3,355,930	$3,355,930	$3,355,930
	2006 Outperformance Plan(3)	—	$0	$0	$0
	280G Tax Gross-up(4)	—	$0	$2,926,867	—
Richard J. McCready	Cash Severance Payment	$3,250,000	$0	$3,250,000	$400,000
	LTIP Units(2)	$1,130,776	$1,130,776	$1,130,776	$1,130,776
	2006 Outperformance Plan(3)	—	$0	$0	$0
	280G Tax Gross-up(4)	—	$0	$1,566,306	—
Daniel D. Raffe	Cash Severance Payment	$800,000	$0	$800,000	$800,000
	LTIP Units(2)	$541,140	$541,140	$541,140	$541,140
	2006 Outperformance Plan(3)	—	$0	$0	$0
	280G Tax Gross-up(4)	—	$0	$0	—

(1)
If, following a change of control, any of Messrs. Hamamoto, Richardson, Gilbert and McCready, is assigned duties with the successor inconsistent with the executive's title, position, status, reporting relationships, authority, duties or responsibilities to us, the executive may terminate his employment agreement for "good reason".

(2)
Represents the number of LTIP units multiplied by $3.91, which was the closing price per share of our common stock as of December 31, 2008.

(3)
Represents the number of LTIP units that the named executive officers would receive under the 2006 Outperformance Plan for the three-year performance period that concluded on December 31, 2008.

(4)
Assumes an excise tax rate under 280G of the Internal Revenue Code of 20%, a 35% federal income tax rate, a 1.45% Medicare tax rate, a 7.35% New York state income tax rate for Messrs. Hamamoto, Richardson and Gilbert, a 5.3% Massachusetts state income tax rate for Mr. McCready and a 4% New York city income tax rate for Messrs. Hamamoto and Richardson.

        The tables above do not include payments and benefits to the extent they are generally provided on a non-discriminatory basis to salaried employees upon termination of employment, including: (i) life insurance upon death in the amount of three times the employee's annual salary, but not exceeding a total of $750,000; (ii) disability benefits; and (iii) accrued vacation amounts.

 Compensation of Directors

Determination of Compensation Awards

        Our Nominating & Corporate Governance Committee has responsibility for making recommendations with respect to non-employee director compensation to our entire board of directors. Our goal is the creation of a reasonable and balanced board of directors compensation program that aligns the interests of the board of directors with those of our stockholders. We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the board of directors. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to us as well as the skill-level required by us of members of the board of directors.

        Annually, SMG provides recommendations to the Nominating & Corporate Governance Committee with respect to proposed non-employee director compensation, including recommendations with respect to the split between cash and equity-based compensation, compensation for attendance at meetings, annual compensation and additional compensation for the Chairman of the Board, the chairman of each of the Board committees and for the Lead Director. The recommendations of SMG are based largely on the compensation payable to directors in the REIT industry generally and the trends associated with the compensation payable to directors serving publicly traded REITs. The Nominating & Corporate Governance Committee discusses the recommendations with SMG, the chief executive officer and the general counsel and ultimately makes a recommendation to the full Board with respect to all non-employee director compensation. The Nominating & Corporate Governance Committee determined that, despite the complex nature of our business and the time required of our directors, given the current economic environment it was appropriate to not consider any increase in the compensation paid to our directors.

Non-Employee Directors

        Each of our non-employee directors is paid an annual director's fee of $50,000. The non-employee director who serves as Lead Director of the board of directors is paid an additional fee of $15,000 per year. The non-employee director who serves as our Audit Committee chairperson is paid an additional fee of $20,000 per year. Each of the non-employee directors who serve as the chairpersons of our Compensation Committee and our Nominating and Corporate Governance Committee is paid an additional fee of $10,000 per year. Each non-employee director is also paid $1,500 per board meeting attended ($750 if the meeting is telephonic) and $1,000 per board committee meeting attended ($500 if the meeting is telephonic). Directors who are our officers or employees, including our chairman of the board, do not receive compensation as directors. In addition, we reimburse all directors for reasonable out-of-pocket expenses incurred in connection with their services on the board of directors.

        Pursuant to our stock incentive plan, we automatically grant to each of our non-employee directors shares of restricted common stock. We will automatically grant to any person who becomes a non-employee director shares of restricted common stock having a value of approximately $50,000 on the date such non-employee director attends his or her first meeting of our board of directors. The actual number of shares of restricted common stock that we will grant will be determined by dividing the fixed value of the grant by the closing sale price of our common stock on the New York Stock Exchange on the grant date. Restrictions on each of the initial grants of restricted common stock will lapse as to one-third of the total amount granted on each of the first three anniversaries of the date of the grant.

        Pursuant to our stock incentive plan, we will automatically grant shares of common stock having a value of approximately $60,000 to each of our non-employee directors each year. These annual automatic grants will be made on the first business day following each annual meeting of our stockholders and the actual number of shares of common stock that we will grant will be determined by dividing the fixed value of the annual grant by the closing sale price of our common stock on the New York Stock Exchange on the grant date.

Stock Ownership Guidelines

        Our board of directors has adopted stock ownership guidelines for our board of directors, which are described above under "Executive Compensation and Other Information—Stock Ownership Guidelines."

Director Compensation for 2008

        The following table provides information concerning the compensation of our non-employee directors for 2008.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
William V. Adamski(2)	78,385	60,000	138,385
C. Preston Butcher	57,385	60,000	117,385
Judith A. Hannaway	80,000	60,000	140,000
Wesley D. Minami	86,385	60,000	146,385
Louis J. Paglia	82,269	77,021	159,290
Frank V. Sica	65,385	60,000	125,385

Total	449,809	377,021	826,830

(1)
The amounts shown represent the compensation expense we recognized in fiscal 2008 related to equity based awards in accordance with Financial Accounting Standards No. 123R. Certain additional information with respect to our compensation plans is set forth in note 16 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008. Each director received an annual grant of common stock with a FAS 123R grant date fair value of $60,000 on May 23, 2008. As of December 31, 2008, none of our directors held any unexercised option awards or unvested stock awards that had been granted by us as director compensation, except for Mr. Paglia who held 400 unvested shares of restricted stock.

(2)
Mr. Adamski passed away on January 12, 2009.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Board of Directors of NorthStar Realty Finance Corp., a Maryland corporation (the "Company"), is responsible for, among other things, determining compensation for the Company's executive officers, administering the Company's equity compensation plans, and producing an annual report on executive compensation for inclusion in the Company's annual meeting proxy statement. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, under the Exchange Act, with management. Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 2008, which is filed with the Securities and Exchange Commission.

Compensation Committee:

Louis J. Paglia, Chairperson
Frank V. Sica

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of April 21, 2009, the total number and the percentage of shares of our common stock beneficially owned by:

  •
  each of our directors and each nominee for director;

  •
  each of our executive officers; and

  •
  all of our directors and executive officers as a group.

        The following table also sets forth how many shares of our common stock are beneficially owned by each person known to us to be the beneficial owner of more than five percent (5%) of the outstanding shares of our common stock, in each case, based solely on, and as of the date of, such person's filing of a Schedule 13D or Schedule 13G with the SEC.

        The information set forth below assumes that:

  •
  all of the conditions required for all LTIP units to be redeemable for an equal number of operating partnership units have been satisfied and the LTIP units have been so converted; and

  •
  all operating partnership units, including operating partnership units issuable upon conversion of LTIP units, held by the persons described above are redeemed for shares of our common stock.

	Amount and Nature of Beneficial Ownership(1)
Name and Address of Beneficial Owner	Number(1)		Percentage(1)
Principal Stockholders:
Barclays Global Investors, NA	3,987,450	(2)	5.97%
Leon G. Cooperman	3,979,300	(3)	5.96%
Directors and Executive Officers(4):
David T. Hamamoto	3,925,257	(5)	5.65%
Andrew C. Richardson	1,252,198	(6)	1.84%
Daniel R. Gilbert	1,399,954	(7)	2.05%
Richard J. McCready	541,419	(8)	*
C. Preston Butcher	60,749	(9)	*
Judith A. Hannaway	21,018		*
Wesley D. Minami	67,997		*
Louis J. Paglia	43,220		*
Frank V. Sica	178,476		*
All directors and officers as a group (9 persons)	7,490,288		10.33%

*
Less than one percent.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Notwithstanding the foregoing, shares of common stock subject to LTIP units irrespective of whether they are currently redeemable or redeemable within 60 days, are deemed outstanding for computing the percentage of the person holding such LTIP units but are not deemed outstanding for computing the percentage of any other person. In addition, we have assumed that any operating partnership units and LTIP units (irrespective of whether they are currently redeemable or redeemable within 60 days of the date hereof and irrespective of the fact that upon redemption we may pay cash), beneficially owned by any of the persons listed in the table above (but not units held by us) have been redeemed for an equivalent number shares of our common stock and, therefore, have deemed such number of shares as outstanding for purposes of presenting the number and computing the percentage of shares of our common stock beneficially owned by such persons.

(2)
Based on information included in the Schedule 13G filed by Barclays Global Investors, NA., Barclays Global Fund Advisors, Barclays Global Investors, Ltd., Barclays Global Investors Japan Limited, Barclays Global Investors Canada Limited, Barclays Global Investors Australia Limited and Barclays Global Investors (Deutschland) AG on February 6, 2009. Barclays Global Investors, NA. beneficially owns 2,308,315 shares of common stock and has sole voting power over 2,033,349 shares of common stock and sole dispositive power over 2,308,315 shares of common stock. Barclays Global Fund Advisors beneficially owns 1,679,135 shares of common stock and has sole voting and dispositive power over 1,679,135 shares of common stock. Barclays Global Investors, Ltd., Barclays Global Investors Japan Limited, Barclays Global Investors Canada Limited, Barclays Global Investors Australia Limited and Barclays Global Investors (Deutschland) AG do not have sole or shared voting or dispositive power over any shares of common stock. The address of Barclays Global Investors, NA. and Barclays Global Fund Advisors is 400 Howard Street, San Francisco, CA 94105. The address of Barclays Global Investors, Ltd. is 1 Royal Mint Court, London, EC3N 4HH. The address of Barclays Global Investors Japan Limited is Ebisu Prime Square Tower 8th Floor, 1-1-39 Hiroo Shibuya-Ku, Tokyo 150-8402, Japan. The address of Barclays Global Investors Canada Limited is Brookfield Place 161 Bay Street, Suite 2500, PO Box 614, Toronto, Canada, Ontario M5J 2S1. The address of Barclays Global Investors Australia Limited is Level 43, Grosvenor Place, 225 George Street, PO Box N43, Sydney, Australia NSW 1220. The address of Barclays Global Investors (Deutschland) AG is Apianstrasse 6, D-85774, Unterfohring, Germany.

(3)
Based on information included in the Schedule 13G/A filed by Leon G. Cooperman on February 5, 2009. Leon G. Cooperman beneficially owns 3,979,300 shares of common stock, has sole voting and dispositive power over 2,908,500 shares of common stock and has shared voting and dispositive power over 1,070,800 shares of common stock. The address of Leon G. Cooperman is 88 Pine Street, Wall Street Plaza—31st Floor, New York, NY 10005.

(4)
The address of each of the directors and executive officers is 399 Park Avenue, New York, NY 10022.

(5)
Includes (i) 667,259 shares of common stock held directly by Mr. Hamamoto, (ii) 393,037 shares of common stock held by two trusts, for which Mr. Hamamoto is the trustee, for the benefit of Mr. Hamamoto's children, (iii) 12,536 shares of common stock held by DTH Investment Holdings LLC, of which Mr. Hamamoto is the managing member and which is owned by Mr. Hamamoto, his wife and a grantor trust for the benefit of Mr. Hamamoto's children, (iv) 62,681 shares of common stock held by DTH Holdings, LLC, of which Mr. Hamamoto is the managing member, (v) 67,591 shares of common stock held by Oahu Holdings LLC, of which Mr. Hamamoto is the managing member, (vi) 35,316 shares of common stock and 790,168 common units of limited partnership interests ("OP Units") in the Company's operating partnership, NorthStar Realty Finance Limited Partnership, which are structured as profits interests ("LTIP Units") that were granted to Mr. Hamamoto under the Company's 2004 Omnibus Stock Incentive Plan (the "Stock Incentive Plan") that are owned by a grantor trust, of which Mr. Hamamoto is currently the primary beneficiary and trustee, and (vii) 1,896,669 LTIP Units that were granted to Mr. Hamamoto under the Stock Incentive Plan and the Company's 2004 Long-Term Incentive Bonus Plan and are owned directly by Mr. Hamamoto.

(6)
Includes 58,572 shares of common stock held directly by Mr. Richardson and 1,193,626 LTIP units granted under the Incentive Plan and the Company's 2004 Long-Term Incentive Bonus Plan.

(7)
Includes 62,343 shares of common stock owned directly by Mr. Gilbert and 1,337,611 LTIP units granted under the Incentive Plan and the Company's 2004 Long-Term Incentive Bonus Plan.

(8)
Includes 27,823 shares of common stock owned directly by Mr. McCready and 513,596 LTIP units granted under the Incentive Plan and the Company's 2004 Long-Term Incentive Bonus Plan.

(9)
Includes 10,872 shares of common stock held by the CPB/CFB revocable trust.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In August 2008, the Company purchased from Credit Suisse, or CS, a $30.0 million junior participation in the financing provided by CS in connection with the acquisition of 11.05 acres of land immediately adjacent to the Hard Rock Hotel and Casino in Las Vegas by a joint venture between DLJ Merchant Banking Partners and the Morgans Hotel Group, or Morgans, which is the minority interest in the joint venture. David Hamamoto, the Company's president and chief executive officer, is the chairman of the board of Morgans.

        In September 2008, the Company and a major financial institution, as co-lenders, amended an existing loan agreement with a subsidiary of Legacy Partners Realty Fund I, LLC, or the Legacy Fund, as borrower, to extend the loan maturity in exchange for an extension fee, a partial principal repayment of the loan and a guaranty by the borrower of certain additional obligations. One of the Company's directors, Preston Butcher, is the chairman of the Board of Directors and chief executive officer and owns a significant interest in Legacy Partners Commercial, LLC, which indirectly owns an equity interest in, and owns the manager of, the Legacy Fund.

Policy for Review of Related Person Transactions

        Our Board of Directors has approved a written policy under which all "disinterested" directors shall evaluate and consider for approval arrangements and relationships that may occur or exist between us, on the one hand, and directors, certain of our officers and certain persons or entities associated with such persons, on the other hand. Under the policy, any transaction between us and any such related party (other than de minimus transactions), including, without limitation, any transaction that is required to be disclosed by us in any of our filed periodic reports or proxy statements will be deemed to be a related party transaction. When reviewing and evaluating a related party transaction, our "disinterested" directors may consider, among other things, any effect a transaction may have upon a director's independence, whether the transaction involves terms and conditions that are no less favorable to us than those that could be obtained in a transaction between us and an unrelated third party and the nature of any director's or officer's involvement in the transaction. Our General Counsel will notify the "disinterested" directors promptly of new potential related party transactions and any material changes to previously approved or conditionally approved related party transactions. Additionally, existing related party transactions are presented to our Audit Committee on an annual basis for review and evaluation.

 AUDIT COMMITTEE REPORT

        The following report of the Audit Committee (the "Audit Committee") of the Board of Directors of NorthStar Realty Finance Corp., a Maryland corporation (the "Company"), does not constitute soliciting material and should not be considered filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference therein.

        The Audit Committee operates under a written charter adopted by the Board of Directors, consistent with the corporate governance rules of the Securities and Exchange Commission and the New York Stock Exchange. A copy of the charter is on the Company's website at www.nrfc.com. The Board of Directors has determined that all members of the Audit Committee meet the independence standards established by the New York Stock Exchange.

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Company's management has the primary responsibility for the preparation of the financial statements and the reporting process, including maintaining a system of internal controls over financial reporting and disclosure controls and procedures. The Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of the Company's independent registered public accounting firm. As of January 23, 2009, the Audit Committee appointed Grant Thornton LLP, an independent registered public accounting firm, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009. The independent registered public accounting firm is responsible for performing an audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and issuing a report thereon. The Audit Committee reviews and oversees these processes, including oversight of: (1) the integrity of the Company's financial statements; (2) the Company's independent registered public accounting firm's qualifications and independence; (3) the performance of the Company's independent registered public accounting firm and the Company's internal audit function; and (4) the Company's compliance with legal and regulatory requirements.

        In discharging its oversight role, the Audit Committee reviewed and discussed with the Company's management and Grant Thornton LLP, the Company's independent registered public accounting firm for the fiscal year ended December 31, 2008, the audited financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including discussions regarding critical accounting policies, other financial accounting and reporting principles and practices appropriate for the Company, the quality of such principles and practices and the reasonableness of significant judgments. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee also discussed with Grant Thornton LLP the matters required to be discussed by the Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

        In addition, the Audit Committee discussed with Grant Thornton LLP its independence from the Company and the Company's management, and Grant Thornton provided to the Audit Committee the written disclosures and letter required from the independent registered public accounting firm by the applicable requirements of the PCAOB for independent auditor communications with Audit Committees concerning independence.

        The Audit Committee discussed with Grant Thornton LLP the overall scope and plans for their audit. The Audit Committee met with Grant Thornton LLP, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls over financial reporting, and the overall quality of the Company's financial reporting.

        Based on such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2008 be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008, which is filed with the Securities and Exchange Commission. The Board of Directors approved this recommendation.

Audit Committee:

Wesley D. Minami, Chairperson
Judith A. Hannaway
Louis J. Paglia

INDEPENDENT ACCOUNTANTS

Independent Accountants' Fees

        Aggregate fees for professional services rendered for the Company by Grant Thornton LLP for the fiscal years ended December 31, 2007 and December 31, 2008 were as follows:

Type of Fee	2007	2008
Audit Fees	$2,251,350	$1,811,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$2,251,350	$1,811,000

        Fees for audit services for the fiscal years ended December 31, 2007 and December 31, 2008 include fees associated with the annual audits for such years, including Section 404 attest services, the quarterly review of the Form 10-Qs for the three month periods ended March 31, 2007, June 30, 2007, September 30, 2007, March 31, 2008, June 30, 2008 and September 30, 2008, and for other attest services, including issuance of consents and review of the Company's registration statements on Form S-8 and Form S-3 and other documents filed by the Company with the SEC.

Audit Committee Pre-Approval Policy

        In accordance with applicable laws and regulations, the Audit Committee reviews and pre-approves any audit and non-audit services to be performed by Grant Thornton LLP to ensure that the work does not compromise its independence in performing audit services. The responsibility for pre-approval of audit and permitted non-audit services includes pre-approval of the fees for such services and the other terms of the engagement. The Audit Committee annually reviews and pre-approves all audit, audit-related, tax and all other services that are performed by the Company's independent registered public accounting firm. The Audit Committee approved all of the services listed in the table above. In some cases the Audit Committee pre-approves the provision of a particular category or group of services for up to a year, subject to a specified budget.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

        The Board of Directors, following the recommendation of the Nominating and Corporate Governance Committee, has recommended that Messrs. Butcher, Hamamoto, Minami, Paglia and Sica and Ms. Hannaway, be elected to serve on the Board of Directors, each until the annual meeting of stockholders for 2010 and until his or her successor is duly elected and qualifies. For certain information regarding each nominee, see "Board of Directors" above.

        Each nominee has consented to being named in this proxy statement and to serve if elected. If, prior to the annual meeting, a nominee should become unavailable to serve, the shares of common stock represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by the Board of Directors, unless the Board of Directors determines to reduce the number of directors in accordance with the Company's charter and bylaws.

        Election of the director nominees named in this proposal requires the affirmative vote of a plurality of the votes cast in the election of directors at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the Board of Directors' nominees. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any of them. Broker non-votes, if any, will not be counted as having been voted and will have no effect on the outcome of the vote on the election of directors. A vote "withheld" from a director nominee will have no effect on the outcome of the vote because a plurality of the votes cast at the annual meeting is required for the election of each director. Stockholders may not cumulate votes in the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE ELECTION OF EACH OF THE NOMINEES IDENTIFIED ABOVE.

PROPOSAL NO. 2:
RATIFICATION OF APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of our Board of Directors has appointed Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2009. The Board of Directors has endorsed this appointment. A representative of Grant Thornton LLP is expected to be present at the annual meeting and will be available to respond to appropriate questions from our stockholders and will be given an opportunity to make a statement if he or she desires to do so.

        Stockholder ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board of Directors is submitting the appointment of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate governance. Ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2009 requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting.

        If this selection is not ratified by our stockholders, the Audit Committee and the Board of Directors may reconsider its recommendation and endorsement, respectively. Abstentions and broker non-votes, if any, will not be counted as having been voted and will have no effect on the outcome of the vote for this proposal. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION
OF THE SELECTION OF GRANT THORNTON LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2009.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2010

        Proposals received from stockholders in accordance with Rule 14a-8 under the Exchange Act are eligible for consideration for inclusion in the proxy statement for the 2010 annual meeting of stockholders if they are received by us on or before December 25, 2009. Stockholder proposals must be directed to the Secretary, NorthStar Realty Finance Corp., at 399 Park Avenue, New York, New York 10022. In order for a stockholder proposal submitted outside of Rule 14a-8 or a director nomination to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by us within the timeframe for submission of stockholder proposals and director nominations under our current bylaws. In order for a proposal to be "timely" under our current bylaws, proposals of stockholders made outside of Rule 14a-8 under the Exchange Act and director nominations must be submitted, in accordance with the requirements of our bylaws, not later than January 24, 2010 and not earlier than December 25, 2009; provided, however, in the event that the date of the mailing of the notice for the 2010 annual meeting of stockholders is advanced or delayed more than 30 days from April 24, 2010, a proposal by a stockholder to be timely must be delivered not earlier than the 120th day prior to the date of mailing of the notice for such meeting and not later than 5:00 p.m., Eastern Time, on the later of: (1) the 90th day prior to the first anniversary of the date of mailing of the notice for such meeting; or (2) the tenth day following the date on which public announcement of the date of mailing of the notice for the 2010 annual meeting of stockholders is first made.

INCORPORATION BY REFERENCE

        In our filings with the SEC, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the "Audit Committee Report" and the "Compensation Committee Report" contained in this Proxy Statement specifically are not incorporated by reference into any other filings with the SEC. In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

OTHER MATTERS

        Our board knows of no other matters that have been submitted for consideration at this annual meeting. If any other matters properly come before our stockholders at this annual meeting, the persons named on the enclosed proxy card intend to vote the shares they represent in accordance with their discretion.

By Order of the Board of Directors,
Albert Tylis Executive Vice President, General Counsel and Secretary

April 24, 2009

New York, New York

APPENDIX A

FORM OF PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF
NORTHSTAR REALTY FINANCE CORP.

        The undersigned stockholder of NorthStar Realty Finance Corp., a Maryland corporation (the "Company"), hereby appoints Andrew C. Richardson and Albert Tylis, and each of them, as proxies for the undersigned, each with the full power of substitution, and hereby authorizes them to attend the Annual Meeting of Stockholders of the Company to be held on May 21, 2009 at 10:00 a.m., local time, at the New York Palace Hotel at 455 Madison Avenue, Roswell Room—Villard Mansion, 4th Floor, New York, New York, and any postponements or adjournments thereof, to vote, as designated on the reverse side, all of the shares of common stock of the Company which the undersigned would be entitled to vote if personally present thereat and to exercise all of the powers that the undersigned would have if personally present thereat.

        The votes entitled to be cast by the undersigned will be cast in the manner directed on the reverse side. If this proxy is executed but no instruction is given, this proxy will be cast "FOR" all nominees listed in Proposal 1 and "FOR" Proposal 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE DATE AND SIGN ON THE REVERSE SIDE AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

THIS PROXY IS CONTINUED ON REVERSE SIDE

*************

ANNUAL MEETING OF STOCKHOLDERS OF
NORTHSTAR REALTY FINANCE CORP.

[                                    ]

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at www.nrfcproxy.com

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE*

Proposal 1.	Election of directors to serve on our Board of Directors.
Nominees:
	C. Preston Butcher	☐	Wesley D. Minami	☐
	David T. Hamamoto	☐	Louis J. Paglia	☐
	Judith A. Hannaway	☐	Frank V. Sica	☐

A-1

FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (See instructions below) ☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here.     ☐

Proposal 2.	Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year 2009.
	FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal 3.	To vote and otherwise represent the undersigned on any other matter that properly comes before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

☐        CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON.

This proxy, when properly executed, will be voted in the manner directed above. If this proxy is executed but no instruction is given, this proxy will be voted "FOR" all nominees listed in Proposal 1 and "FOR" Proposal 2. The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting or any postponements or adjournments thereof.

The undersigned hereby acknowledges receipt of NorthStar Realty Finance Corp.'s Annual Report to Stockholders for the fiscal year ended December 31, 2008 and the accompanying Notice of Annual Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given with respect to the matters set forth above.

Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, attorneys, guardians or other fiduciaries should give full title as such under signature(s). If signing for a company or partnership, please sign in full company or partnership name by a duly authorized officer or partner, giving full title as such.

Date (mm/dd/yyyy) Please print date below		Signature 1— Please keep signature within the box.	Date (mm/dd/yyyy) Please print date below		Signature 2— Please keep signature within the box.
/	/		/	/

A-2